SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2002

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 9.     Regulation FD Disclosure

     On August 1, 2002, each of the principal executive officer, Robert D. Glynn, Jr., and the principal financial officer, Peter A. Darbee, of PG&E Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 as required by the Securities and Exchange Commission’s Order No. 4-460 dated June 27, 2002.

     A copy of each of these statements is attached hereto as an Exhibit.

Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits

Exhibit No. 99.1     Statement Under Oath of principal executive officer Robert D. Glynn, Jr.                                 dated August, 1, 2002

Exhibit No. 99.2     Statement Under Oath of principal financial officer Peter A. Darbee dated                                August 1, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By /s/ CHRISTOPHER P. JOHNS

CHRISTOPHER P. JOHNS Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY
By:/s/ DINYAR B. MISTRY

DINYAR B. MISTRY Vice President and Controller

Dated:  August 1, 2002

             EXHIBIT INDEX

Exhibit No.          Description of Exhibit

99.1           Statement Under Oath of principal executive officer Robert D. Glynn, Jr. dated                  August, 1, 2002

99.2          Statement Under Oath of principal financial officer Peter A. Darbee dated
                August 1, 2002